SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: November 18, 2004
                        (Date of earliest event reported)

                           XECHEM INTERNATIONAL, INC.

             (Exact name of registrant as specified in the charter)

               Delaware                            0-23788                          32-3284403
    (State or other jurisdiction of         (Commission File No.)        (IRS Employer Identification
            incorporation)                                                              No.)
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                    100 Jersey Avenue, Building B, Suite 310
                      New Brunswick, New Jersey 08901-3279
                    (Address of Principal Executive Offices)

                                 (732) 247-3300
               Registrant's telephone number including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                 --------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On October 15, 2004, Xechem International, Inc. (the "Company"), engaged
Moore Stephens, P.C., certified public accountants (the "Accountant") to serve as its independent auditor. The Accountant replaced WithumSmith+Brown, P.C.
("WSB") as the Company's independent certified public accountants.

      On November 18, 2004 the Company, after consultation with the Accountant and WSB, determined that $15,733,000 of deferred financing costs and additional paid in capital and $1,330,000 of deferred consulting charge and additional paid in capital may have been improperly capitalized in 2003. These charges are non-cash in nature and any resulting restatements will not effect the companies cash position. The Company is in process of evaluating the accounting treatment and potential effect of the transactions which may necessitate a restatement of the financial statements for the Company for the year ended December 31, 2003 and the quarters ended March 31, and June 30 , 2004, which should not be relied upon until they are restated to adjust for the foregoing.

      The Company by its CEO, chief financial officer and chairman of the Board and audit committee have discussed the matters disclosed in this Form 8-K pursuant to the requirements of Section 4.02 to Form 8-K. The Company has requested the Accountant to furnish to it a letter addressed to the Securities &
Exchange Commission stating whether it agrees with the statements made in this Form 8-K and if not, the respects in which it does not agree, which letter is filed as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 24, 2004

                                            XECHEM INTERNATIONAL, INC.

                                                 By:  /s/ Ramesh C. Pandey Ph.D
                                                      -------------------------


                                                      Ramesh C. Pandey, Ph.D.,

                                                      Chief Executive Officer



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